UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number   811-04725
                                                   -------------------------

                      Phoenix-Oakhurst Income & Growth Fund
           -----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               56 Prospect Street
                               Hartford, CT 06115
     -----------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                    PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
                     (Name and address of agent for service)
     -----------------------------------------------------------------------

       Registrant's telephone number, including area code: (302) 791-3197
                                                          ----------------

                     Date of fiscal year end: April 30, 2004
                                             ---------------

                    Date of reporting period: April 30, 2004
                                             ---------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


--------------------------------------------------------------------------------

                    ANNUAL REPORT

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]   APRIL 30, 2004

                    OAKHURST(R)

                    Phoenix-Oakhurst Income & Growth Fund

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                    COMMITTED TO INVESTOR SUCCESS(SM)

     This report is not authorized for distribution to prospective investors in the Phoenix-Oakhurst Income & Growth Fund unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, Fund's record and other pertinent information.

MESSAGE FROM THE CHAIRMAN

DEAR SHAREHOLDER:

[PHOTO OMITTED]          Over the last twelve months, financial services have
                    seen significant change. National news has continued to reflect regulatory attention being paid to a few mutual fund companies' business conduct. In turn, certain industry-wide practices remain under increased scrutiny.

     Your Fund's Board of Trustees recognizes the seriousness of these issues. As a result, it has expanded its review of policies and procedures to insure compliance with applicable rules and regulations. Additionally, the Board has undertaken a review of its own structure and governance protocols to insure that our practices are not only compliant with regulatory standards, but, whenever practical, also conform to best practices that value your interests and help you invest wisely.

     I hope that you'll take time to review the activities and performance information included in this Phoenix-Oakhurst Income & Growth Fund annual report. We witnessed new life in the equity markets, and I am encouraged that our overall economy has begun a more rewarding period. Now is an opportune time for you to review your investments with your financial advisor to be sure your portfolio is best positioned to achieve long-term success.

     Keep in mind that finding the best balance of performance and protection requires discipline and diversification 1. Your investment in Phoenix-Oakhurst Income & Growth Fund may help you in this effort.

     To learn more about your investments and investing, visit
PhoenixInvestments.com.


Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin
Chairman, Phoenix Funds


MAY 1, 2004

1 DIVERSIFICATION DOES NOT GUARANTEE AGAINST A LOSS, AND THERE IS NO GUARANTEE THAT A DIVERSIFIED PORTFOLIO WILL OUTPERFORM A NON-DIVERSIFIED PORTFOLIO.

The preceding information is the opinion of fund management. There is no guarantee that market forecasts discussed will be realized.

       ----------------------------------------------------------------
          Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
       ----------------------------------------------------------------

PHOENIX-OAKHURST INCOME & GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS STEVEN L. COLTON, PH.D. AND DAVID L. ALBRYCHT, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund has a primary objective of investing in a diversified group of securities that are selected for current yield consistent with the preservation of capital. The Fund has a secondary investment objective to achieve capital appreciation when it is consistent with the Fund's primary objective.

Q: HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS ENDED APRIL 30, 2004?

A: Over the Fund's fiscal year ended April 30, 2004, Class A shares returned 12.40%, Class B shares returned 11.61%, and Class C shares returned 11.64%. For the same period, the Balanced Benchmark 1 returned 12.03%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU CHARACTERIZE THE EQUITY MARKETS DURING THE FUND'S RECENT FISCAL YEAR?

A: We experienced a strong bull market, as economic data surpassed even the most optimistic expectations and corporate earnings estimates were revised higher throughout the 12-month period. With this, investors once again gained confidence with the stock market and returned to mutual funds, variable annuities and other equity investment vehicles. The S&P 500(R) Index 2 rose a dramatic 22.88%. The Dow Jones Industrial Average(SM) 3 had a total return of 23.01% and the NASDAQ Composite Index 4 was up a shocking 31.13% due to its heavy exposure to red-hot technology issues.

     Terrorism and violence in the Middle East seemed to dominate the headlines over the year. The probability of a peaceful solution in Iraq became more and more remote. The Federal Reserve held its target short-term interest rate at a 45-year low because of tame inflation and excess capacity in domestic factories. Gold prices rose to 14-year highs and the dollar fell to record lows against the Euro as investors' concerns heightened about the large U.S. budget and trade deficits. Health care officials in Asia and other countries had to fight Sudden Acute Respiratory Syndrome (SARS). Stock market scandals continued to unfold including ImClone, Freddie Mac, Tyco, HealthSouth and Parmalat. Richard Grasso, chairman and CEO of the New York Stock exchange, resigned over controversy regarding his huge pay package. And finally, New York Attorney General Eliot Spitzer began an investigation into the $7 trillion mutual-fund industry. Fraud was revealed at some of the nation's top mutual fund companies regarding illegal after-hours trading and market-timing arrangements that hurt long-term investors.

     Characteristics of the best performing stocks this year seemed to defy logic. The ruble from the late-90s investment bubble came back from the dead and produced eye-popping returns. Stocks investors typically avoid had the best returns. These companies had the following characteristics: low price, high risk, no dividend, junk credit ratings and unattractive valuations. High quality, dividend-paying stocks performed poorly relative to broad stock market indices. This was a surprise given that passage of the Presidents Tax Bill lowered the tax rate on corporate dividends to 15% from as high as 38.6% for the highest income individuals.

Q: HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A: Performance of the equity portion of the portfolio was very strong during the year. The stocks we held kept pace with the strong performance of our benchmark, the S&P 500(R) Index, over the fiscal year. Our stock selection technique of choosing reasonably valued companies with strong earnings momentum worked quite well. The smaller cap companies in the portfolio had strong returns. This is supported by the fact that the small cap Russell 2000(R) Index 5 was up 42.01% versus a 22.88% return on the large cap S&P 500(R) Index. The portfolio's value orientation was a plus last year. The S&P 500(R) BARRA Value Index 6 had a total return of 27.94%, beating the S&P 500(R) BARRA Growth Index 7 return of 18.05%. Our energy holdings were a huge benefit last year as the price of oil stayed stubbornly high due to the situation in the Middle East and concerns over supply shortages. The S&P 500(R) Energy Index 8 had a total return of 34%. There were a few unfavorable investment characteristics to mention. The portfolio's low beta had a negative impact due to the above normal return on stocks. Our high dividend yield did not help. Despite the tax cut on corporate dividends, high yield stocks did not perform as well as non-dividend paying equities.

     Individual stocks that performed well within the portfolio included Intel, Ingersoll-Rand, PMC-Sierra, Occidental Petroleum and Mylan Labs. Intel rose 40.71% for the year as computer manufacturers bought more chips on strong sales of personal computers. Ingersoll-Rand, a diversified equipment manufacturer, had a total return of 48.52% as strong economic growth propelled sales of refrigeration and construction equipment. PMC-Sierra shares rose 90.06% on strong sales of communications chips. Occidental Petroleum stock had a total return of 62.16% last year as crude oil prices remained high due to Mid-East tensions and production discipline by OPEC members. Mylan Labs shares produced a total return of 21.98% on approvals of several generic drugs, including products for treating hypertension, pain and depression.

     On the negative side, shares of Eastman Kodak fell 10.28% because the switch to digital cameras hurt film sales. Mattel stock dropped 18.78% due to weak toy sales. Merck shares had a negative 12.68% return because earnings failed to meet expectations due to sluggish sales and higher costs.

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: Stock market returns should be positive, but not as strong as those experienced over the last 12 months. The economy is strong. Recent reports on job growth, retail sales and manufacturing show the economic recovery has gained momentum. According to the most recent Bloomberg estimate, earnings for the companies in the S&P 500(R) Index are expected to grow about 12% this year. Offsetting the benefits of a rising economy and strong earnings, are higher inflation and interest rates. Federal Reserve Chairman Alan Greenspan has indicated that the direction of the next change in interest rates is up. It looks like the stock market will be subject to a tug-of-war in the coming year of strong economic performance, offset by higher interest rates and inflation.

Q: HOW WOULD YOU CHARACTERIZE THE BOND MARKET DURING THE FUND'S RECENT FISCAL YEAR?

A: With the exception of April 2004, the overall environment for the bond market was favorable. The broad based Lehman Brothers Aggregate Bond Index 9 was up 5.40% for the 12 months ending March 31, 2004, but only up 1.82% for the

12 months ending April 30, 2004. With the exception of job creation, economic indicators pointed increasingly towards growth during the latest fiscal year. The yield curve remained steep and interest rates declined overall. The positive returns were driven by the expectation that the Federal Reserve would not raise rates in the short term, as investors had yet to see evidence of job growth and inflation from the economic recovery.

     Gross Domestic Product grew at a healthy rate of 4.1% for the fourth quarter of 2003, meeting expectations, while durable goods orders exceeded expectations, growing 2.5% in February. During the 3rd Quarter of 2003, GDP grew at a very strong 8.2%, indicating that business investment was showing signs of picking up, which gave an added spark to an economy that had been driven by robust consumer spending.

     Manufacturing remained strong, with the ISM Manufacturing Index 10 at 62.4% as of the end of April 2004. It was the tenth straight month the index stayed above 50; any reading above 50 indicates expansion in the manufacturing sector. Growth in the economy has yet to translate to job growth, as the change in nonfarm payrolls for February 2004 disappointed with an increase of only 21,000. This lack of improvement in the employment picture, atypical for a recovery, was attributed to higher productivity and an increase in jobs outsourced overseas. Inflation remained benign throughout the recent fiscal year.

Q: HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A: Performance of the fixed income portion of the portfolio was strong during the year. Our fixed income holdings significantly exceeded the performance of our benchmark, the Lehman Brothers Aggregate Bond Index and our emphasis on diversification limited volatility. In addition to reducing volatility, our multi-sector approach provided attractive yield and total return during the recent fiscal year.

     The key drivers of the Fund's strong performance were its exposure to higher quality high yield holdings, liquid U.S. dollar-denominated foreign and emerging market positions, and exposure to high quality non-dollar investments. Additionally, our underweight position in U.S. Treasuries helped performance relative to the Lehman Brothers Aggregate Bond Index.

Q: HAVE ANY CHANGES TO THE FUND'S ASSET ALLOCATION BEEN MADE?

A: No. As part of our investment philosophy, we do not believe in trying to time the market. Our mandate is to remain approximately 50% invested in equities and 50% in bonds.

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: For the FIXED INCOME PORTION of the portfolio, we expect the improved credit picture, economic recovery, and strong demand should allow for modest spread tightening in 2004 in non-Treasury sectors such as high yield and investment grade corporates. In addition, lower supply should be a positive for the investment grade corporate sector. We will continue to focus on higher quality issues within the high yield market and emphasize diversification in all of our credit intensive sectors. As emerging markets experienced significant spread tightening and stellar performance in 2003, we have reduced our exposure accordingly and will selectively look for opportunities going forward.

     We continue to see value in the non-Treasury sectors, and believe that although we may see brief rallies in Treasuries sparked by external factors, the sector will not sustain these rallies over the long run. As a result, we remain significantly underweight in the sector.

     Given the low level of interest rates, we expect modest returns for fixed income. On a positive note, we expect that our allocation to non-Treasury sectors should continue to deliver strong relative performance within the current environment.

                                                                    MAY 30, 2004



THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

1 THE BALANCED BENCHMARK IS A COMPOSITE INDEX MADE UP OF 50% OF THE S&P 500(R) INDEX RETURN, AND 50% OF THE LEHMAN BROTHERS AGGREGATE BOND INDEX RETURN.

2 THE S&P 500(R) INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE.

3 THE DOW JONES INDUSTRIAL AVERAGE(SM) COVERS 30 MAJOR NYSE INDUSTRIAL COMPANIES. THE DOW JONES INDUSTRIAL AVERAGE IS A PRICE-WEIGHTED ARITHMETIC AVERAGE, ADJUSTED FOR STOCK SPLITS. THE INDEX IS CALCULATED ON BOTH A PRICE CHANGE AND A TOTAL RETURN BASIS.

4 THE NASDAQ COMPOSITE INDEX INCLUDES STOCKS TRADED OVER THE COUNTER. IT REPRESENTS MANY SMALL COMPANY STOCKS BUT IS HEAVILY INFLUENCED BY ABOUT 100 OF THE LARGEST NASDAQ STOCKS. IT IS A VALUE-WEIGHTED INDEX CALCULATED ON PRICE CHANGE ONLY AND DOES NOT INCLUDE INCOME.

5 THE RUSSELL 2000(R) INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX OF THE SMALLEST 2,000 COMPANIES IN THE RUSSELL UNIVERSE, WHICH COMPRISES THE 3,000 LARGEST U.S. COMPANIES. THE INDEX IS CALCULATED ON A TOTAL RETURN BASIS WITH DIVIDENDS REINVESTED.

6 THE S&P 500(R)/BARRA VALUE INDEX IS CREATED BY DIVIDING THE COMPANIES IN THE S&P 500(R) INDEX INTO TWO GROUPS, BASED ON PRICE-TO-BOOK RATIO. THIS INDEX INCLUDES THE COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS.

7 THE S&P 500(R)/BARRA GROWTH INDEX IS CREATED BY DIVIDING THE COMPANIES IN THE S&P 500(R) INDEX INTO TWO GROUPS, BASED ON PRICE-TO-BOOK RATIO. THIS INDEX INCLUDES THE COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS.

8 THE S&P 500(R) ENERGY INDEX IS A NARROWLY DIVERSIFIED GROUP OF STOCKS OF LARGE U.S. COMPANIES. INDEX EXPOSURE TO SECTORS OF THE ECONOMY, FROM LARGEST TO SMALLEST, IS ENERGY (98%), BASIC INDUSTRY (2%), COMPARED TO THE S&P 500(R) INDEX EXPOSURE OF TECHNOLOGY (24%), CREDIT SENSITIVE (22%), CONSUMER GROWTH (16%), CONSUMER CYCLICALS (13%), CONSUMER STAPLES (11%), BASIC INDUSTRY (7%), AND ENERGY (6%).

9 THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF BROAD BOND MARKET TOTAL-RETURN PERFORMANCE AND IS PROVIDED FOR GENERAL COMPARATIVE PURPOSES. THE INDEX'S PERFORMANCE DOES NOT REFLECT SALES CHARGES.

10 THE ISM MANUFACTURING INDEX MEASURES MANUFACTURING ACTIVITY IN THE UNITED STATES AS TABULATED BY THE INSTITUTE FOR SUPPLY MANAGEMENT.

THESE INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

Phoenix-Oakhurst Income & Growth Fund


------------------------------------------------------------------------------------------------------------------------------
     TOTAL RETURNS 1                                                                                PERIODS ENDING 4/30/04
------------------------------------------------------------------------------------------------------------------------------
                                                                                              INCEPTION    INCEPTION
                                                           1 YEAR     5 YEARS      10 YEARS   TO 4/30/04      DATE
                                                          --------   ---------    ----------  ----------   ----------
        Class A Shares at NAV 2                             12.40%      2.10%        7.30%           --            --
        Class A Shares at POP 3                              5.94       0.90         6.67            --            --

        Class B Shares at NAV 2                             11.61       1.33         6.51            --            --
        Class B Shares with CDSC 4                           7.61       1.33         6.51            --            --

        Class C Shares at NAV 2                             11.64         --           --          1.57%      8/26/99
        Class C Shares with CDSC 4                          11.64         --           --          1.57       8/26/99

        Balanced Benchmark 5                                12.03       2.55         9.72          2.51       8/26/99

        S&P 500(R)Index 6                                   22.88      (2.24)       11.40         (2.90)      8/26/99

        Lehman Brothers Aggregate Bond Index 7               1.82       6.66         7.34          7.26       8/26/99

--------------------------------------------------------------------------------
  GROWTH OF $10,000                                        PERIODS ENDING 4/30
--------------------------------------------------------------------------------
This Growth of $10,000 chart assumes an initial investment of $10,000 made on 4/30/94 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Please visit PhoenixInvestments.com for performance data current to the most recent month-end.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Phoenix-Oakhurst
           Income & Growth Fund       Balanced         S&P 500(R)          Lehman Brothers
                 Class A             Benchmark 5        Index 6         Aggregate Bond Index 7
4/29/94           9425                 10000             10000                 10000
4/28/95           9986                 11236             11747                 10731
4/30/96           11884                13377             15304                 11659
4/30/97           13184                15517             19161                 12485
4/30/98           16066                19474             27069                 13847
4/30/99           17186                22294             32974                 14716
4/28/00           17915                23637             36368                 14901
4/30/01           17977                23485             31635                 16747
4/30/02           17437                22898             27638                 18059
4/30/03           16966                22571             23963                 19950
4/30/04           19069                25285             29445                 20313

-----------------------------------------
SECTOR WEIGHTINGS               4/30/04
-----------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

As a percentage of equity holdings

o Financials                  23%
o Information Technology      17
o Health Care                 13
o Consumer Discretionary      12
o Industrials                  9
o Energy                       9
o Consumer Staples             7
o Other                       10

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 CDSC (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

5 The Balanced Benchmark is a composite index made up of 50% of the S&P 500(R) Index return and 50% of the Lehman Brothers Aggregate Bond Index return. The index's performance does not reflect sales charges.

6 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes. The index's performance does not reflect sales charges.

7  The Lehman  Brothers  Aggregate  Bond Index is an  unmanaged,  commonly  used
   measure  of  broad  bond  market  total  return   performance.   The  index's
   performance does not reflect sales charges.

   The indexes are not available for direct investment: therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

   All returns represent past performance which is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Phoenix-Oakhurst Income & Growth Fund


--------------------------------------------------------------------------------
 TEN LARGEST EQUITY HOLDINGS AT APRIL 30, 2004 (AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

 1. Exxon Mobil Corp.         1.8%        6. Chevron Texaco Corp.         1.2%
 2. Bank of America Corp.     1.7%        7. Pfizer, Inc.                 1.1%
 3. Microsoft Corp.           1.6%        8. J.P. Morgan Chase & Co.      1.0%
 4. Citigroup, Inc.           1.4%        9. Occidental Petroleum Corp.   0.9%
 5. Intel Corp.               1.3%       10. General Electric Co.         0.9%


                          INVESTMENTS AT APRIL 30, 2004


                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (Unaudited)    (000)        VALUE
                                         -----------   -------    ------------
AGENCY MORTGAGE-BACKED SECURITIES--2.2%

Fannie Mae 5.50%, 8/1/17 ...............     AAA       $   976    $  1,002,730
Fannie Mae 6%, 11/1/31 .................     AAA           890         910,478
Fannie Mae 5%, 4/1/34 ..................     AAA         2,987       2,896,685
GNMA 6.50%, '23-'24 ....................     AAA         3,811       4,003,890

------------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $8,667,463)                                         8,813,783
------------------------------------------------------------------------------


AGENCY NON MORTGAGE-BACKED
SECURITIES--0.5%

Freddie Mac 5.20%, 3/5/19 ..............     AAA         2,000       1,926,046

------------------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $1,987,349)                                         1,926,046
------------------------------------------------------------------------------


MUNICIPAL BONDS--4.3%

CALIFORNIA--1.2%
Long Beach Pension Obligation Taxable
Unrefunded Balance Revenue 6.87%,
9/1/06 .................................     AAA           675         742,405

Pasadena Pension Funding Revenue
Taxable Series A 7.15%, 5/15/11 ........     AAA         1,000       1,164,680

San Bernardino County Financing Authority
Pension Obligation Revenue Taxable
6.87%, 8/1/08 ..........................     AAA         1,335       1,502,863

Ventura County Pension Obligation
Revenue Taxable 6.54%, 11/1/05 .........     AAA         1,325       1,418,068
                                                                  ------------
                                                                     4,828,016
                                                                  ------------


                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (Unaudited)    (000)        VALUE
                                         -----------   -------    ------------
KENTUCKY--0.4%
Kentucky State Property and Buildings
Commission Revenue 5%, 10/1/12 .........     AAA       $ 1,500    $  1,626,555

PENNSYLVANIA--1.9%
Philadelphia Authority for Industrial
Development Pension Funding Retirement
Systems Revenue Taxable Series A
5.69%, 4/15/07 .........................     AAA         3,000       3,216,990

Pittsburgh Pension Obligation Taxable
Series C 6.50%, 3/1/17 .................     AAA         4,250       4,624,638
                                                                  ------------
                                                                     7,841,628
                                                                  ------------

TEXAS--0.3%
Dallas-Fort Worth International Airport
Revenue Taxable 6.40%, 11/1/07 .........     AAA         1,200       1,321,644

VIRGINIA--0.5%
Virginia Public Building Authority Revenue
5%, 8/1/12 .............................     AA+         1,625       1,771,721

------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $16,363,740)                                       17,389,564
------------------------------------------------------------------------------


ASSET-BACKED SECURITIES--3.1%

AmeriCredit Automobile Receivables Trust
01-D, A4 4.41%, 11/12/08 ...............     AAA         1,000       1,022,830

AmeriCredit Automobile Receivables Trust
02-1, E 8.40%, 8/6/09 ..................     BB             65          63,981

Associates Manufactured Housing Pass
Through 97-2, A6 7.075%, 3/15/28 .......     AAA         1,008       1,052,026

Green Tree Financial Corp. 97-4, M1
7.22%, 2/15/29 .........................     BBB-        1,500       1,048,125

                       See Notes to Financial Statements
                                                                             7

Phoenix-Oakhurst Income & Growth Fund

                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (Unaudited)    (000)        VALUE
                                         -----------   -------    ------------
Long Beach Auto Receivables Trust 04-A,
A2 2.841%, 7/15/10(d) ..................     AAA       $ 1,000    $    984,219

Onyx Acceptance GrantorTrust 04-A, A4
2.94%, 12/15/10 ........................     AAA         1,000         980,824

Residential Asset Mortgage Products, Inc.
03-RS6, AI2 2.39%, 11/25/24 ............     AAA         1,000         998,507

Residential Asset Mortgage Products, Inc.
03-RS6, AI3 3.08%, 12/25/28 ............     AAA         2,000       1,981,993

WFS Financial Owner Trust 03-1, A4
2.74%, 9/20/10 .........................     AAA         1,000         995,303

Whole Auto Loan Trust 02-1, B 2.91%,
4/15/09 ................................     A             633         637,472

World Omni Auto Receivables Trust 02-A,
A4 4.05%, 7/15/09 ......................     AAA         2,665       2,733,358

--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $12,402,555)                                       12,498,638
--------------------------------------------------------------------------------

DOMESTIC CORPORATE BONDS--22.1%

AGRICULTURAL PRODUCTS--0.3%
Corn Products International, Inc. 8.25%,
7/15/07 ................................     BBB-        1,000       1,115,000

ASSET MANAGEMENT & CUSTODY BANKS--0.2%
Janus Capital Group, Inc. 144A 6.119%,
4/15/14(b) .............................     NR            885         883,088

AUTO PARTS & EQUIPMENT--0.5%
American Axle & Manufacturing, Inc. 144A
5.25%, 2/11/14(b) ......................     BBB         1,000         978,999

Lear Corp. 7.96%, 5/15/05 ..............     BBB-        1,000       1,052,500
                                                                  ------------
                                                                     2,031,499
                                                                  ------------

AUTOMOBILE MANUFACTURERS--0.2%
DaimlerChrysler NA Holding Corp. 4.75%,
1/15/08 ................................     BBB         1,000       1,014,474

BROADCASTING & CABLE TV--1.3%
Clear Channel Communications, Inc. 5%,
3/15/12 ................................     BBB-        1,000         992,825

Comcast Corp. 5.30%, 1/15/14 ...........     BBB         1,000         976,171

Cox Communications, Inc. 7.75%,
8/15/06 ................................     BBB           500         551,812

Cox Communications, Inc. 7.125%,
10/1/12 ................................     BBB         1,000       1,107,420


                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (Unaudited)    (000)        VALUE
                                         -----------   -------    ------------
BROADCASTING & CABLE TV--CONTINUED
EchoStar DBS Corp. 144A 5.75%,
10/1/08(b) .............................     BB-       $ 1,500    $  1,511,250
                                                                  ------------
                                                                     5,139,478
                                                                  ------------

CASINOS & GAMING--0.6%
Mandalay Resort Group 6.375%, 12/15/11 .     BB+           750         772,500
MGM Mirage, Inc. 9.75%, 6/1/07 .........     BB-           550         624,250

Station Casinos, Inc. 144A 6.875%,
3/1/16(b) ..............................     B+          1,000       1,000,000
                                                                  ------------
                                                                     2,396,750
                                                                  ------------

COMMUNICATIONS EQUIPMENT--0.4%
Motorola, Inc. 7.625%, 11/15/10 ........     BBB         1,500       1,696,308

COMPUTER HARDWARE--0.2%
Hewlett-Packard Co. 3.625%, 3/15/08 ....     A-          1,000         996,799

CONSUMER FINANCE--2.0%
Capital One Bank 6.50%, 6/13/13 ........     BB+         1,000       1,044,806
Ford Motor Credit Co. 7.25%, 10/25/11 ..     BBB-        3,250       3,448,611

General Electric Capital Corp. Series MTNA
6%, 6/15/12 ............................     AAA         1,500       1,599,426

Household Finance Corp. 4.125%,
12/15/08 ...............................     A           1,000         999,572

Household Finance Corp. 6.75%, 5/15/11 .     A           1,000       1,107,174
                                                                  ------------
                                                                     8,199,589
                                                                  ------------

DISTILLERS & VINTNERs--0.2%
Brown-Forman Corp. 3%, 3/15/08 .........       A           1,000       976,273

DIVERSIFIED BANKS--1.0%
Bank of America Corp. 5.25%, 12/1/15 ...       A           1,500     1,460,443

Rabobank Capital Funding II 144A 5.26%,
12/29/49(b) ............................       AA          1,100     1,085,217

U.S. Bank NA 6.30%, 7/15/08 ............       A+          1,500     1,645,100
                                                                  ------------
                                                                     4,190,760
                                                                  ------------

DIVERSIFIED CHEMICALS--0.1%
Cabot Corp. 144A 5.25%, 9/1/13(b) ......       BBB+          500       489,982

DIVERSIFIED COMMERCIAL SERVICES--0.4%
International Lease Finance Corp. 4.375%,
11/1/09 ................................       AA-         1,250     1,253,484

United Rentals North America, Inc. 144A
6.50%, 2/15/12(b) ......................       BB-           500       485,000
                                                                  ------------
                                                                     1,738,484
                                                                  ------------


                        See Notes to Financial Statements
8

Phoenix-Oakhurst Income & Growth Fund


                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                           (Unaudited)    (000)      VALUE
                                           -----------   -------  ------------
DIVERSIFIED METALS & MINING--0.4%
Freeport-McMoRan Copper & Gold, Inc. ...
10.125%, 2/1/10 ........................       B-        $ 1,500  $  1,657,500

ELECTRIC UTILITIES--0.5%
Entergy Gulf States, Inc. 3.60%, 6/1/08        BBB-          800       774,524

Oncor Electric Delivery Co. 6.375%,
1/15/15 ................................       BBB         1,000     1,068,183
                                                                  ------------
                                                                     1,842,707
                                                                  ------------

ELECTRONIC EQUIPMENT MANUFACTURERS--0.2%
Mettler Toledo International, Inc. 144A
4.85%, 11/15/10(b) .....................       BBB         1,000       991,442

ENVIRONMENTAL SERVICES--0.1%
Allied Waste North America 144A 6.125%,
2/15/14(b) .............................       BB-           500       473,750

Allied Waste North America Series B
7.875%, 1/1/09 .........................       BB-            29        30,232
                                                                  ------------
                                                                       503,982
                                                                  ------------

FOOD RETAIL--0.2%
Safeway, Inc. 4.125%, 11/1/08 ..........       BBB           750       741,521

GAS UTILITIES--0.3%
AmeriGas Partners LP/Eagle Finance
Corp. Series B 8.875%, 5/20/11 .........       BB-         1,000     1,102,500

HEALTH CARE DISTRIBUTORS--0.5%
AmerisourceBergen Corp. 8.125%, 9/1/08 .       BB          1,695     1,881,450

HEALTH CARE FACILITIES--0.7%
HCA, Inc. 5.25%, 11/6/08 ...............       BBB-        1,500     1,502,081
HCA, Inc. 6.30%, 10/1/12 ...............       BBB-        1,165     1,171,321
                                                                  ------------
                                                                     2,673,402
                                                                  ------------

HOMEBUILDING--0.6%
Lennar Corp. 7.625%, 3/1/09 ............       BBB-        1,250     1,403,485
Ryland Group, Inc. (The) 8%, 8/15/06 ...       BBB-          970     1,059,725
                                                                  ------------
                                                                     2,463,210
                                                                  ------------

HOTELS, RESORTS & CRUISE LINES--0.2%
Hilton Hotels Corp. 7.625%, 5/15/08 ....       BBB-          750       823,125

HOUSEHOLD PRODUCTS--0.5%
Kimberly-Clark Corp. 5%, 8/15/13 .......       AA-         2,000     2,022,054

INTEGRATED OIL & GAS--0.3%
ChevronTexaco Capital Co. 3.375%,
2/15/08 ................................       AA            500       498,032

Conoco Funding Co. 5.45%, 10/15/06 .....       A-            500       531,826
                                                                  ------------
                                                                     1,029,858
                                                                  ------------


                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                           (Unaudited)    (000)      VALUE
                                           -----------   -------  ------------

INTEGRATED TELECOMMUNICATION SERVICES--1.0%
AT&T Wireless Services, Inc. 7.875%,
3/1/11 .................................       BBB       $ 1,750  $  2,015,681

Sprint Capital Corp. 6.375%, 5/1/09 ....       BBB-        1,000     1,073,992

Verizon Global Funding Corp. 4.375%,
6/1/13 .................................       A+          1,000       929,855
                                                                  ------------
                                                                     4,019,528
                                                                  ------------

INVESTMENT BANKING & BROKERAGE--1.1%
Credit Suisse First Boston USA, Inc. ...
5.125%, 1/15/14 ........................       A+          1,500     1,467,966

Goldman Sachs Group, Inc. Series MTNB
4.125%, 1/15/08 ........................       A+            850       861,541

Lehman Brothers Holdings, Inc. 6.25%,
5/15/06 ................................       A             500       534,500

Lehman Brothers Holdings, Inc. 4%,
1/22/08 ................................       A             500       504,729

Lehman Brothers Holdings, Inc. 4.375%,
11/30/10 ...............................       A             250       245,347

Merrill Lynch & Co., Inc. 5.30%, 9/30/15       A+          1,000       986,425
                                                                  ------------
                                                                     4,600,508
                                                                  ------------

LIFE & HEALTH INSURANCE--0.4%
Jefferson-Pilot Corp. 144A 4.75%,
1/30/14(b) .............................       AA            750       724,675

Metlife, Inc. 5%, 11/24/13 .............       A           1,100     1,083,217
                                                                  ------------
                                                                     1,807,892
                                                                  ------------

MOVIES & ENTERTAINMENT--0.2%
Time Warner, Inc. 6.125%, 4/15/06 ......       BBB+          750       795,395

MULTI-LINE INSURANCE--0.5%
Assurant, Inc. 144A 5.625%, 2/15/14(b) .       BBB+        1,250     1,252,863

Metropolitan Life Global Funding I 144A
5.20%, 9/18/13(b) ......................       AA          1,000       992,511
                                                                  ------------
                                                                     2,245,374
                                                                  ------------

OIL & GAS EQUIPMENT & SERVICES--0.2%
Halliburton Co. 144A 5.50%, 10/15/10(b)        BBB           900       919,757

OIL & GAS EXPLORATION & PRODUCTION--0.8%
Chesapeake Energy Corp. 144A 6.875%,
1/15/16(b) .............................       BB-           750       765,000

Pemex Project Funding Master Trust
7.875%, 2/1/09 .........................       BBB-        1,500     1,657,500

                        See Notes to Financial Statements
                                                                               9

Phoenix-Oakhurst Income & Growth Fund


                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                           (Unaudited)    (000)      VALUE
                                           -----------   -------  ------------
OIL & GAS EXPLORATION & PRODUCTION--CONTINUED
Pemex Project Funding Master Trust 8%,
11/15/11 ...............................       BBB-      $   750  $    825,750
                                                                  ------------
                                                                     3,248,250
                                                                  ------------

OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.2%
Valero Energy Corp. 4.75%, 4/1/14 ......       BBB           750       708,791

OTHER DIVERSIFIED FINANCIAL SERVICES--0.7%
Principal Life Global Funding I 144A
4.40%, 10/1/10(b) ......................       AA          1,000       987,963

TIAA Global Markets 144A 3.875%,
1/22/08(b) .............................       AAA         2,000     2,025,606
                                                                  ------------
                                                                     3,013,569
                                                                  ------------

PACKAGED FOODS & MEATS--0.2%
Campbell Soup Co. 5%, 12/3/12 ..........       A           1,000     1,001,342

PAPER PRODUCTS--0.6%
International Paper Co. 3.80%, 4/1/08 ..       BBB         1,000       989,545
International Paper Co. 4.25%, 1/15/09 .       BBB         1,000       992,360
International Paper Co. 5.50%, 1/15/14 .       BBB           350       346,844
                                                                  ------------
                                                                     2,328,749
                                                                  ------------

PROPERTY & CASUALTY INSURANCE--0.5%
Berkshire Hathaway Finance Corp. 144A
4.20%, 12/15/10(b) .....................       AAA         2,000     1,960,318

RAILROADS--0.5%
CSX Corp. 5.30%, 2/15/14 ...............       BBB         1,000       982,718
Union Pacific Corp. 6.125%, 1/15/12 ....       BBB         1,000     1,069,380
                                                                  ------------
                                                                     2,052,098
                                                                  ------------

REAL ESTATE MANAGEMENT & DEVELOPMENT--0.2%
EOP Operating LP 4.75%, 3/15/14 ........       BBB+          750       699,490

REGIONAL BANKS--0.8%
BB&T Corp. 5.20%, 12/23/15 .............       A-            750       732,764

Landesbank Baden-Wuerttemberg New
York 5.05%, 12/30/15 ...................       AAA           500       479,574

PNC Funding Corp. 5.25%, 11/15/15 ......       BBB+        2,000     1,957,686
                                                                  ------------
                                                                     3,170,024
                                                                  ------------

REITS--0.4%
HRPT Properties Trust 5.75%, 2/15/14 ...       BBB           750       742,306
Vornado Realty LP Trust 4.75%, 12/1/10 .       BBB           750       736,808
                                                                  ------------
                                                                     1,479,114
                                                                  ------------


                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                           (Unaudited)    (000)      VALUE
                                           -----------   -------  ------------
SOFT DRINKS--0.1%
Coca Cola Enterprises, Inc. 4.375%,
9/15/09 ................................       A         $   500  $    505,174

SPECIALIZED FINANCE--0.2%
CIT Group, Inc. 4.75%, 12/15/10 ........       A             850       842,518

SPECIALTY STORES--0.5%
AutoZone, Inc. 5.50%, 11/15/15 .........       BBB+        2,000     1,945,128

TECHNOLOGY DISTRIBUTORS--0.3%
Arrow Electronics, Inc. 6.875%, 7/1/13 .       BBB-        1,000     1,050,071

THRIFTS & MORTGAGE FINANCE--0.8%
Golden West Financial Corp. 4.125%,
8/15/07 ................................       A+          1,000     1,032,822

Sovereign Bank 5.125%, 3/15/13 .........       BBB-        1,000       975,889
Washington Mutual, Inc. 4.625%, 4/1/14 .       BBB+        1,250     1,156,415
                                                                  ------------
                                                                     3,165,126
                                                                  ------------
------------------------------------------------------------------------------
TOTAL DOMESTIC CORPORATE BONDS
(IDENTIFIED COST $89,216,176)                                       90,159,451
------------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--3.8%

American Business Financial Services
Mortgage Loan Trust 02-2, A3 4.76%,
6/15/21 ................................       AAA           456       456,683

DLJ Commercial Mortgage Corp. 98-CF2,
A1B 6.24%, 11/12/31 ....................       Aaa(c)      1,385     1,502,837

GMAC Commercial Mortgage Securities,
Inc. 97-C2, A3 6.566%, 4/15/29 .........       Aaa(c)      1,500     1,616,082

GS Mortgage Securities Corp. II 99-C1,
A2 6.11%, 11/18/30 .....................       AAA         2,520     2,711,275

J.P. Morgan Chase Commercial Mortgage
Securities Corp. 01-CIBC, A3 6.26%,
3/15/33 ................................       AAA         1,500     1,624,351

Lehman Brothers Commercial Conduit
Mortgage Trust 99-C2, A2 7.325%,
10/15/32 ...............................       Aaa(c)      2,000     2,266,834

Lehman Brothers Floating Rate
Commercial Mortgage Trust 01-LLFA, L
3.344%, 8/16/13(d) .....................       BB+         2,500     2,449,219

Lehman Brothers Floating Rate
Commercial Mortgage Trust 02-LLFA, L
2.494%, 6/14/17(d) .....................       BBB-          640       627,200


                        See Notes to Financial Statements
10

Phoenix-Oakhurst Income & Growth Fund


                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (Unaudited)    (000)        VALUE
                                         -----------   -------    ------------
Merrill Lynch Mortgage Investors, Inc. .
96-C1, C 7.42%, 4/25/28 ................     AA        $ 1,400    $  1,496,891

Sasco Net Interest Margin Trust
03-25XS, A 7.25%, 8/28/33 ..............     A             570         569,216

------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $15,021,647)                                       15,320,588
------------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--7.5%

BRAZIL--0.7%
Federative Republic of Brazil 10%,
1/16/07 ................................     B+          2,000       2,095,000

Federative Republic of Brazil 8%, 4/15/14    B+            469         431,873

Federative Republic of Brazil DCB-L
2.125%, 4/15/12(d) .....................     B+            471         394,707
                                                                  ------------
                                                                     2,921,580
                                                                  ------------

BULGARIA--0.2%
Republic of Bulgaria 144A 8.25%,
1/15/15(b) .............................     BB+           580         667,000

Republic of Bulgaria RegS 8.25%,
1/15/15 ................................     BB+           170         195,500
                                                                  ------------
                                                                       862,500
                                                                  ------------

CHILE--0.5%
Republic of Chile 7.125%, 1/11/12 ......     A             650         727,545
Republic of Chile 5.50%, 1/15/13 .......     A           1,300       1,308,060
                                                                  ------------
                                                                     2,035,605
                                                                  ------------

COLOMBIA--0.8%
Republic of Colombia 10%, 1/23/12 ......     BB          1,000       1,070,000
Republic of Colombia 11.75%, 2/25/20 ...     BB          1,750       2,038,750
                                                                  ------------
                                                                     3,108,750
                                                                  ------------

COSTA RICA--0.7%
Republic of Costa Rica 144A 9.335%,
5/15/09(b) .............................     BB          1,500       1,642,500

Republic of Costa Rica 144A 9.995%,
8/1/20(b) ..............................     BB          1,000       1,135,000
                                                                  ------------
                                                                     2,777,500
                                                                  ------------

MEXICO--1.1%
United Mexican States 7.50%, 1/14/12 ...     BBB-        3,500       3,815,000
United Mexican States 8.125%, 12/30/19 .     BBB-          500         543,750
                                                                  ------------
                                                                     4,358,750
                                                                  ------------


                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (Unaudited)    (000)        VALUE
                                         -----------   -------    ------------
PANAMA--1.1%
Republic of Panama 8.25%, 4/22/08 ......     BB        $ 3,300    $  3,630,000
Republic of Panama 9.375%, 1/16/23 .....     BB            500         526,250
Republic of Panama 9.375%, 4/1/29 ......     BB            500         552,500
                                                                  ------------
                                                                     4,708,750
                                                                  ------------

PERU--0.1%
Republic of Peru 8.75%, 11/21/33 .......     BB-           450         402,750

RUSSIA--1.6%
Ministry Finance of Russia Series V 3%,
5/14/08 ................................     BB+           400         353,500

Ministry Finance of Russia Series VI 3%,
5/14/06 ................................     BB+         2,500       2,412,500

Russian Federation RegS 5%, 3/31/30 ....     BB+         4,000       3,672,500
                                                                  ------------
                                                                     6,438,500
                                                                  ------------

SOUTH AFRICA--0.7%
Republic of South Africa 7.375%, 4/25/12     BBB         1,750       1,929,375
Republic of South Africa 5.25%, 5/16/13      BBB         1,000(f)    1,171,781
                                                                  ------------
                                                                     3,101,156
                                                                  ------------
------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $30,128,051)                                       30,715,841
------------------------------------------------------------------------------

FOREIGN CORPORATE BONDS(g)--5.5%

AUSTRALIA--0.1%
United Energy Distribution Holdings
Property Ltd. 144A 5.45%, 4/15/16(b) ...     AAA           500         500,809

BRAZIL--0.6%
CSN Islands VIII Corp. 144A 9.75%,
12/16/13(b) ............................     B+          1,000         905,000

Petrobras International Finance Co. ....
9.125%, 7/2/13 .........................     Ba(c)       1,000       1,007,500

Vale Overseas Ltd. 8.25%, 1/17/34 ......     Ba(c)         750         648,750
                                                                  ------------
                                                                     2,561,250
                                                                  ------------

CANADA--0.8%
Methanex Corp. 7.75%, 8/15/05 ..........     BBB-        1,800       1,903,500

Norske Skog Canada Ltd. 144A 7.375%,
3/1/14(b) ..............................     BB            500         515,000

Thomson Corp. (The) 4.25%, 8/15/09 .....     A-            900         895,159
                                                                  ------------
                                                                     3,313,659
                                                                  ------------

                        See Notes to Financial Statements
                                                                              11

Phoenix-Oakhurst Income & Growth Fund

                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (Unaudited)    (000)        VALUE
                                         -----------   -------    ------------
GERMANY--0.4%
Deutsche Telekom International Finance BV
8.50%, 6/15/10(d) ......................     BBB+      $ 1,450    $  1,713,285

HONG KONG--0.8%
Hutchison Whampoa International Ltd. ...
144A 5.45%, 11/24/10(b) ................     A-          1,750       1,725,727

Hutchison Whampoa International Ltd. ...
144A 6.25%, 1/24/14(b) .................     A-          1,500       1,472,379
                                                                  ------------
                                                                     3,198,106
                                                                  ------------

ITALY--0.5%
Telecom Italia Capital SA 144A 4%,
11/15/08(b) ............................     BBB+        2,000       1,982,502

KAZAKHSTAN--0.3%
Kazkommerts International BV RegS
10.125%, 5/8/07 ........................     BB-         1,000       1,070,000

SOUTH KOREA--0.8%
Korea Development Bank 4.25%,
11/13/07 ...............................     A-            500         505,080

Korea Development Bank 3.875%, 3/2/09 ..     A-            750         729,423

Korea Development Bank 5.50%,
11/13/12 ...............................     A-          2,000       2,020,288
                                                                  ------------
                                                                     3,254,791
                                                                  ------------

SWEDEN--0.2%
Nordea Bank Sweden AB 144A 5.25%,
11/30/12(b) ............................     A           1,000       1,008,800

UNITED KINGDOM--0.3%
British Sky Broadcasting Group plc
6.875%, 2/23/09 ........................     BBB-          500         553,458

HBOS plc 144A 5.375%, 11/29/49(b) ......     A             750         738,715
                                                                  ------------
                                                                     1,292,173
                                                                  ------------

UNITED STATES--0.7%
Bowater Canada Finance 7.95%, 11/15/11 .     BB          1,000       1,065,000

Petropower I Funding Trust 144A 7.36%,
2/15/14(b) .............................     BBB         1,739       1,678,289
                                                                  ------------
                                                                     2,743,289
                                                                  ------------
------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $22,729,083)                                       22,638,664
------------------------------------------------------------------------------


                                                       SHARES        VALUE
                                                      --------    ------------
DOMESTIC COMMON STOCKS--47.8%

AEROSPACE & DEFENSE--0.5%
Lockheed Martin Corp. ..............................     7,600    $    362,520
United Technologies Corp. ..........................    21,200       1,828,712
                                                                  ------------
                                                                     2,191,232
                                                                  ------------

AGRICULTURAL PRODUCTS--0.2%
Archer Daniels Midland Co. .........................    29,200         512,752
Corn Products International, Inc. ..................     5,500         233,750
                                                                  ------------
                                                                       746,502
                                                                  ------------

AIRLINES--0.0%
ExpressJet Holdings, Inc.(e) .......................    10,400         132,288

ALUMINUM--0.0%
Alcoa, Inc. ........................................     4,200         129,150

APPAREL RETAIL--0.4%
Gap, Inc. (The) ....................................    55,700       1,225,957
Limited Brands .....................................    12,100         249,744
                                                                  ------------
                                                                     1,475,701
                                                                  ------------

APPAREL, ACCESSORIES & LUXURY GOODS--0.2%
Liz Claiborne, Inc. ................................    18,500         649,350

Application Software--0.1%
Autodesk, Inc. .....................................     2,400          80,400
Citrix Systems, Inc.(e) ............................     7,300         139,065
Intuit, Inc.(e) ....................................     2,900         123,163
Siebel Systems, Inc.(e) ............................     8,100          83,268
                                                                  ------------
                                                                       425,896
                                                                  ------------

ASSET MANAGEMENT & CUSTODY BANKS--0.2%
Northern Trust Corp. ...............................     2,100          88,788
State Street Corp. .................................    13,700         668,560
                                                                  ------------
                                                                       757,348
                                                                  ------------

AUTO PARTS & EQUIPMENT--0.1%
Lear Corp. .........................................     6,500         394,030

AUTOMOBILE MANUFACTURERS--0.3%
Ford Motor Co. .....................................    71,500       1,098,240
General Motors Corp. ...............................     5,800         275,036
                                                                  ------------
                                                                     1,373,276
                                                                  ------------

BIOTECHNOLOGY--0.2%
Amgen, Inc.(e) .....................................    10,400         585,208
Invitrogen Corp.(e) ................................     1,700         122,791
                                                                  ------------
                                                                       707,999
                                                                  ------------

                        See Notes to Financial Statements
12

Phoenix-Oakhurst Income & Growth Fund

                                                       SHARES        VALUE
                                                      --------    ------------
COMMUNICATIONS EQUIPMENT--1.3%
Cisco Systems, Inc.(e) .............................   164,800    $  3,439,376
Harris Corp. .......................................     3,500         157,675
Motorola, Inc. .....................................    64,300       1,173,475
Polycom, Inc.(e) ...................................     2,800          53,424
QUALCOMM, Inc. .....................................     5,600         349,776
Scientific-Atlanta, Inc. ...........................     5,800         187,862
                                                                  ------------
                                                                     5,361,588
                                                                  ------------

COMPUTER & ELECTRONICS RETAIL--0.2%
Best Buy Co., Inc. .................................     5,200         282,100
RadioShack Corp. ...................................    21,000         645,960
                                                                  ------------
                                                                       928,060
                                                                  ------------

COMPUTER HARDWARE--1.4%
Dell, Inc.(e) ......................................    10,300         357,513
Hewlett-Packard Co. ................................   101,500       1,999,550
International Business Machines Corp. ..............    38,000       3,350,460
NCR Corp.(e) .......................................     3,100         138,539
                                                                  ------------
                                                                     5,846,062
                                                                  ------------

COMPUTER STORAGE & PERIPHERALS--0.2%
Lexmark International, Inc.(e) .....................     4,500         407,070
Storage Technology Corp.(e) ........................    12,200         320,494
                                                                  ------------
                                                                       727,564
                                                                  ------------

CONSTRUCTION MATERIALS--0.2%
Vulcan Materials Co. ...............................    19,300         892,432

CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.4%
Caterpillar, Inc. ..................................     5,500         427,515
Deere & Co. ........................................     9,900         673,596
PACCAR, Inc. .......................................     7,850         443,211
                                                                  ------------
                                                                     1,544,322
                                                                  ------------

CONSUMER FINANCE--1.0%
American Express Co. ...............................    42,500       2,080,375
Capital One Financial Corp. ........................     1,700         111,401
MBNA Corp. .........................................    71,800       1,750,484
                                                                  ------------
                                                                     3,942,260
                                                                  ------------

DATA PROCESSING & OUTSOURCED SERVICES--0.1%
CheckFree Corp.(e) .................................     4,600         138,184
Computer Sciences Corp.(e) .........................     5,200         212,732
                                                                  ------------
                                                                       350,916
                                                                  ------------

DEPARTMENT STORES--0.9%
Federated Department Stores, Inc. ..................    26,700       1,308,300
May Department Stores Co. (The) ....................    60,000       1,848,000
Nordstrom, Inc. ....................................    17,300         616,399
                                                                  ------------
                                                                     3,772,699
                                                                  ------------

                                                       SHARES        VALUE
                                                      --------    ------------
DIVERSIFIED BANKS--3.0%
Bank of America Corp. ..............................    84,601    $  6,809,534
Bank One Corp. .....................................    29,000       1,431,730
U.S. Bancorp .......................................     7,200         184,608
Wachovia Corp. .....................................    73,200       3,348,900
Wells Fargo & Co. ..................................     7,600         429,096
                                                                  ------------
                                                                    12,203,868
                                                                  ------------

DIVERSIFIED CAPITAL MARKETS--1.0%
J.P. Morgan Chase & Co. ............................   109,500       4,117,200

DIVERSIFIED CHEMICALS--0.2%
Dow Chemical Co. (The) .............................    16,000         635,040
PPG Industries, Inc. ...............................     1,000          59,310
                                                                  ------------
                                                                       694,350
                                                                  ------------

DIVERSIFIED COMMERCIAL SERVICES--0.3%
Cendant Corp. ......................................    22,600         535,168
Dun & Bradstreet Corp.(e) ..........................     6,100         318,725
Viad Corp. .........................................    17,500         436,800
                                                                  ------------
                                                                     1,290,693
                                                                  ------------

DIVERSIFIED METALS & MINING--0.0%
Phelps Dodge Corp.(e) ..............................     1,500          98,745

ELECTRIC UTILITIES--0.9%
American Electric Power Co., Inc. ..................     7,300         222,212
Exelon Corp. .......................................    32,000       2,142,080
Great Plains Energy, Inc. ..........................    38,600       1,204,706
                                                                  ------------
                                                                     3,568,998
                                                                  ------------

ELECTRICAL COMPONENTS & EQUIPMENT--0.2%
Emerson Electric Co. ...............................     4,800         289,056
Hubbell, Inc. Class B ..............................     4,900         220,206
Rockwell Automation, Inc. ..........................     7,800         254,982
                                                                  ------------
                                                                       764,244
                                                                  ------------

ELECTRONIC EQUIPMENT MANUFACTURERS--0.6%
Agilent Technologies, Inc.(e) ......................    25,900         699,559
PerkinElmer, Inc. ..................................    22,600         435,050
Tektronix, Inc. ....................................    20,800         615,680
Thermo Electron Corp.(e) ...........................    23,200         677,440
                                                                  ------------
                                                                     2,427,729
                                                                  ------------

ELECTRONIC MANUFACTURING SERVICES--0.1%
Benchmark Electronics, Inc.(e) .....................     1,800          48,654
Jabil Circuit, Inc.(e) .............................    11,400         300,846
Sanmina-SCI Corp.(e) ...............................    18,300         183,366
                                                                  ------------
                                                                       532,866
                                                                  ------------

                       See Notes to Financial Statements
                                                                              13

Phoenix-Oakhurst Income & Growth Fund

                                                       SHARES        VALUE
                                                      --------    ------------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.2%
Monsanto Co. .......................................    23,600    $    816,324

FOOD RETAIL--0.0%
SUPERVALU, Inc. ....................................     2,100          64,659

FOOTWEAR--0.1%
Wolverine World Wide, Inc. .........................    15,200         408,576

FOREST PRODUCTS--0.4%
Weyerhaeuser Co. ...................................    29,900       1,770,080

GOLD--0.0%
Newmont Mining Corp. ...............................     4,700         175,780

HEALTH CARE EQUIPMENT--0.6%
Applied Biosystems Group - Applera Corp. ...........     5,500         102,135
Bard (C.R.), Inc. ..................................     7,400         786,398
Beckman Coulter, Inc. ..............................     1,500          83,760
Becton, Dickinson & Co. ............................    15,100         763,305
Respironics, Inc.(e) ...............................    11,200         586,992
Varian Medical Systems, Inc.(e) ....................     1,000          85,840
VISX, Inc.(e) ......................................     4,500          98,505
                                                                  ------------
                                                                     2,506,935
                                                                  ------------

HEALTH CARE SERVICES--0.2%
IMS Health, Inc. ...................................    31,400         792,850

HEALTH CARE SUPPLIES--0.2%
Bausch & Lomb, Inc. ................................    12,400         779,092

HOME IMPROVEMENT RETAIL--0.7%
Home Depot, Inc. (The) .............................    48,000       1,689,120
Sherwin-Williams Co. (The) .........................    27,400       1,042,570
                                                                  ------------
                                                                     2,731,690
                                                                  ------------

HOUSEHOLD APPLIANCES--0.2%
Black & Decker Corp. (The) .........................    15,400         890,890

HOUSEHOLD PRODUCTS--1.0%
Kimberly-Clark Corp. ...............................    29,900       1,956,955
Procter & Gamble Co. (The) .........................    18,900       1,998,675
                                                                  ------------
                                                                     3,955,630
                                                                  ------------

HOUSEWARES & SPECIALTIES--0.3%
Fortune Brands, Inc. ...............................    15,600       1,189,500

HYPERMARKETS & SUPER CENTERS--0.2%
Wal-Mart Stores, Inc. ..............................    11,800         672,600

INDUSTRIAL CONGLOMERATES--1.7%
3M Co. .............................................    27,700       2,395,496
General Electric Co. ...............................   116,000       3,474,200


                                                       SHARES        VALUE
                                                      --------    ------------
INDUSTRIAL CONGLOMERATES--CONTINUED
Textron, Inc. ......................................     6,300    $    347,634
Tyco International Ltd. ............................    27,500         754,875
                                                                  ------------
                                                                     6,972,205
                                                                  ------------

INDUSTRIAL MACHINERY--1.3%
Briggs & Stratton Corp. ............................    22,100       1,547,000
Eaton Corp. ........................................    21,700       1,288,546
Illinois Tool Works, Inc. ..........................     1,900         163,799
Ingersoll-Rand Co. Class A .........................    33,200       2,143,060
                                                                  ------------
                                                                     5,142,405
                                                                  ------------

INTEGRATED OIL & GAS--4.0%
ChevronTexaco Corp. ................................    52,500       4,803,750
ConocoPhillips .....................................     9,500         677,350
Exxon Mobil Corp. ..................................   171,900       7,314,345
Occidental Petroleum Corp. .........................    76,600       3,615,520
                                                                  ------------
                                                                    16,410,965
                                                                  ------------

INTEGRATED TELECOMMUNICATION SERVICES--2.2%
ALLTEL Corp. .......................................    11,600         583,944
AT&T Corp. .........................................    16,800         288,120
BellSouth Corp. ....................................    80,200       2,069,962
CenturyTel, Inc. ...................................    11,800         340,784
SBC Communications, Inc. ...........................    46,200       1,150,380
Sprint Corp. (FON Group) ...........................    66,400       1,187,896
Verizon Communications, Inc. .......................    84,000       3,170,160
                                                                  ------------
                                                                     8,791,246
                                                                  ------------

INTERNET SOFTWARE & SERVICES--0.2%
EarthLink, Inc.(e) .................................    31,700         291,957
United Online, Inc.(e) .............................    14,900         247,340
VeriSign, Inc.(e) ..................................    22,600         364,538
                                                                  ------------
                                                                       903,835
                                                                  ------------

INVESTMENT BANKING & BROKERAGE--1.4%
Bear Stearns Cos., Inc. (The) ......................     5,200         416,728
E*TRADE Financial Corp.(e) .........................    13,400         152,224
Edwards (A.G.), Inc. ...............................     8,100         296,379
Goldman Sachs Group, Inc. (The) ....................     2,700         261,225
Lehman Brothers Holdings, Inc. .....................    11,900         873,460
Merrill Lynch & Co., Inc. ..........................    41,200       2,234,276
Morgan Stanley .....................................    29,700       1,526,283
                                                                  ------------
                                                                     5,760,575
                                                                  ------------

LEISURE PRODUCTS--0.1%
Brunswick Corp. ....................................     2,600         106,886
Hasbro, Inc. .......................................    15,700         296,573
                                                                  ------------
                                                                       403,459
                                                                  ------------

                        See Notes to Financial Statements
14

Phoenix-Oakhurst Income & Growth Fund

                                                       SHARES        VALUE
                                                      --------    ------------
LIFE & HEALTH INSURANCE--0.8%
AFLAC, Inc. ........................................     7,400    $    312,502
Lincoln National Corp. .............................    24,900       1,117,512
MetLife, Inc. ......................................    53,900       1,859,550
Prudential Financial, Inc. .........................     3,500         153,790
                                                                  ------------
                                                                     3,443,354
                                                                  ------------

MANAGED HEALTH CARE--1.3%
Aetna, Inc. ........................................    11,800         976,450
Anthem, Inc.(e) ....................................     1,500         132,870
CIGNA Corp. ........................................     3,700         238,687
UnitedHealth Group, Inc. ...........................    40,400       2,483,792
WellPoint Health Networks, Inc.(e) .................    11,300       1,262,097
                                                                  ------------
                                                                     5,093,896
                                                                  ------------

METAL & GLASS CONTAINERS--0.1%
Ball Corp. .........................................     3,300         217,800

MOVIES & ENTERTAINMENT--0.9%
Time Warner, Inc.(e) ...............................   120,900       2,033,538
Walt Disney Co. (The) ..............................    73,300       1,688,099
                                                                  ------------
                                                                     3,721,637
                                                                  ------------

MULTI-LINE INSURANCE--0.3%
American International Group, Inc. .................    14,700       1,053,255

MULTI-UTILITIES & UNREGULATED POWER--0.1%
Constellation Energy Group, Inc. ...................    10,500         404,040

OFFICE ELECTRONICS--0.1%
Xerox Corp.(e) .....................................    20,400         273,972

OFFICE SERVICES & SUPPLIES--0.1%
HON Industries, Inc. ...............................    12,600         466,326

OIL & GAS EQUIPMENT & SERVICES--0.0%
Schlumberger Ltd. ..................................     2,100         122,913

OTHER DIVERSIFIED FINANCIAL SERVICES--1.6%
Citigroup, Inc. ....................................   121,400       5,838,126
Principal Financial Group, Inc. ....................    17,000         600,100
                                                                  ------------
                                                                     6,438,226
                                                                  ------------

PACKAGED FOODS & MEATS--1.0%
Flowers Foods, Inc. ................................     7,500         183,675
Kellogg Co. ........................................    71,600       3,071,640
Tyson Foods, Inc. Class A ..........................    33,600         629,664
                                                                  ------------
                                                                     3,884,979
                                                                  ------------

PERSONAL PRODUCTS--0.2%
Avon Products, Inc. ................................    10,000         840,000

                                                       SHARES        VALUE
                                                      --------    ------------
PHARMACEUTICALS--3.8%
Abbott Laboratories ................................    31,000    $  1,364,620
Bristol-Myers Squibb Co. ...........................    95,800       2,404,580
Johnson & Johnson ..................................    56,900       3,074,307
Merck & Co., Inc. ..................................    52,000       2,444,000
Mylan Laboratories, Inc. ...........................    25,700         588,787
Pfizer, Inc. .......................................   122,000       4,362,720
Wyeth ..............................................    34,900       1,328,643
                                                                  ------------
                                                                    15,567,657
                                                                  ------------

PHOTOGRAPHIC PRODUCTS--0.3%
Eastman Kodak Co. ..................................    51,500       1,328,185

PROPERTY & CASUALTY INSURANCE--1.4%
Allstate Corp. (The) ...............................    71,100       3,263,490
Ambac Financial Group, Inc. ........................    14,500       1,000,500
Old Republic International Corp. ...................    31,200         724,464
Progressive Corp. (The) ............................     9,400         822,688
                                                                  ------------
                                                                     5,811,142
                                                                  ------------

PUBLISHING & PRINTING--0.2%
McGraw-Hill Cos., Inc. (The) .......................    11,600         914,776

REGIONAL BANKS--0.2%
Hibernia Corp. Class A .............................    23,700         516,423
National City Corp. ................................     5,200         180,284
PNC Financial Services Group, Inc. (The) ...........     3,400         180,540
                                                                  ------------
                                                                       877,247
                                                                  ------------

REITS--0.1%
iStar Financial, Inc. ..............................    13,700         486,898

RESTAURANTS--0.6%
McDonald's Corp. ...................................    52,800       1,437,744
Wendy's International, Inc. ........................    10,400         405,600
Yum! Brands, Inc.(e) ...............................    18,600         721,494
                                                                  ------------
                                                                     2,564,838
                                                                  ------------

SEMICONDUCTOR EQUIPMENT--0.2%
Applied Materials, Inc.(e) .........................    38,800         707,324

SEMICONDUCTORS--1.9%
Altera Corp.(e) ....................................    10,100         202,101
Analog Devices, Inc. ...............................    10,700         455,820
Intel Corp. ........................................   199,700       5,138,281
Linear Technology Corp. ............................    14,100         502,383
LSI Logic Corp.(e) .................................    20,400         151,776
Texas Instruments, Inc. ............................    50,600       1,270,060
                                                                  ------------
                                                                     7,720,421
                                                                  ------------

                        See Notes to Financial Statements
                                                                              15

Phoenix-Oakhurst Income & Growth Fund

                                                       SHARES       VALUE
                                                      --------   ------------
SOFT DRINKS--0.5%
Coca-Cola Co. (The) ................................    10,900   $    551,213
Coca-Cola Enterprises, Inc. ........................    15,100        407,700
PepsiAmericas, Inc. ................................    12,400        248,372
PepsiCo, Inc. ......................................    16,300        888,187
                                                                 ------------
                                                                    2,095,472
                                                                 ------------

SPECIALTY STORES--0.3%
Barnes & Noble, Inc.(e) ............................     3,400        101,558
Blockbuster, Inc. Class A ..........................    27,500        455,125
Claire's Stores, Inc. ..............................    23,400        476,892
Staples, Inc. ......................................     4,200        108,192
                                                                 ------------
                                                                    1,141,767
                                                                 ------------

SYSTEMS SOFTWARE--2.0%
BMC Software, Inc.(e) ..............................     8,400        145,319
Microsoft Corp. ....................................   252,800      6,565,216
Oracle Corp.(e) ....................................    77,800        872,916
VERITAS Software Corp.(e) ..........................    16,200        432,054
                                                                 ------------
                                                                    8,015,505
                                                                 ------------

TECHNOLOGY DISTRIBUTORS--0.0%
Avnet, Inc.(e) .....................................     8,400        181,775

THRIFTS & MORTGAGE FINANCE--0.2%
Fannie Mae .........................................     5,800        398,576
Freddie Mac ........................................     4,300        251,120
                                                                 ------------
                                                                      649,696
                                                                 ------------

TOBACCO--0.3%
Altria Group, Inc. .................................     4,700        260,286
Loews Corp. - Carolina Group .......................     7,400        194,176
R.J. Reynolds Tobacco Holdings, Inc. ...............     8,500        550,545
                                                                 ------------
                                                                    1,005,007
                                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES--0.1%
Nextel Communications, Inc. Class A(e) .............    24,600        586,956

-----------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $169,993,274)                                    194,801,728
-----------------------------------------------------------------------------


                                                       SHARES       VALUE
                                                      --------   ------------
FOREIGN COMMON STOCKS(g)--0.6%

AUTO PARTS & EQUIPMENT--0.1%
Autoliv, Inc. (Sweden) .............................    12,300   $    523,119

INTEGRATED OIL & GAS--0.3%
Royal Dutch Petroleum Co. NY Registered Shares
(Netherlands) ......................................    23,400      1,138,644

IT CONSULTING & OTHER SERVICES--0.1%
Accenture Ltd. Class A (Bermuda)(e) ................    16,600        394,582

REINSURANCE--0.1%
RenaissanceRe Holdings Ltd. (Bermuda) ..............     6,700        353,023

-----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $2,152,575)                                        2,409,368
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--97.4%
(IDENTIFIED COST $368,661,913)                                    396,673,671
-----------------------------------------------------------------------------

                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (Unaudited)    (000)
                                         -----------   -------
SHORT-TERM OBLIGATIONS--1.5%

FEDERAL AGENCY SECURITIES--0.3%
Freddie Mac 3.375%, 5/14/04 ............               $ 1,500      1,501,044

COMMERCIAL PAPER--1.2%
Marsh & McLennan Cos., Inc. 1.02%,
5/3/04 .................................     A-1+        1,225      1,224,930

Du Pont (E.I.) de Nemours & Co. 1%,
5/4/04 .................................     A-1+        3,560      3,559,703
                                                                 ------------
                                                                    4,784,633
                                                                 ------------
-----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $6,285,912)                                        6,285,677
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--98.9%
(IDENTIFIED COST $374,947,825)                                    402,959,348(a)

Other assets and liabilities, net--1.1%                             4,672,315
                                                                 ------------
NET ASSETS--100.0%                                               $407,631,663
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $38,334,504 and gross depreciation of $14,354,680 for federal income tax purposes. At April 30, 2004, the aggregate cost of securities for federal income tax purposes was $378,979,524.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2004, these securities amounted to a value of $31,499,142 or 7.7% of net assets.

(c) As rated by Moody's or Fitch.

(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(e) Non-income  producing.

(f) Par value represents Euro.

(g) Foreign  Corporate  Bonds and  Common  Stocks  are  determined  based on the country in which the stock is issued. The country at risk, noted parenthetically, is determined based on criteria described in Note 2H "Foreign security country determination" in the Notes to Financial Statements.

                        See Notes to Financial Statements
16

Phoenix-Oakhurst Income & Growth Fund


                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2004

ASSETS
Investment securities at value
   (Identified cost $374,947,825)                                 $402,959,348
Cash                                                                     3,126
Receivables
   Investment securities sold                                        3,136,818
   Interest and dividends                                            3,108,926
   Fund shares sold                                                     22,017
Prepaid expenses                                                         2,752
                                                                  ------------
      Total assets                                                 409,232,987
                                                                  ------------
LIABILITIES
   Payables
   Investment securities purchased                                     624,962
   Fund shares repurchased                                             348,321
   Investment advisory fee                                             240,302
   Transfer agent fee                                                  166,243
   Distribution and service fees                                       102,459
   Financial agent fee                                                  26,974
   Trustees' fee                                                         4,670
Accrued expenses                                                        87,393
                                                                  ------------
      Total liabilities                                              1,601,324
                                                                  ------------
NET ASSETS                                                        $407,631,663
                                                                  ============

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest$                 $397,545,972
Undistributed net investment income                                    756,964
Accumulated net realized loss                                      (18,683,370)
Net unrealized appreciation                                         28,012,097
                                                                  ------------
NET ASSETS                                                        $407,631,663
                                                                  ============

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $381,423,266)                44,032,416
Net asset value per share                                                $8.66
Offering price per share $8.66/(1-5.75%)                                 $9.19

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $24,228,419)                  2,782,135
Net asset value and offering price per share                             $8.71

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $1,979,978)                     225,619
Net asset value and offering price per share                             $8.78


                             STATEMENT OF OPERATIONS
                            YEAR ENDED APRIL 30, 2004


INVESTMENT INCOME
Interest                                                           $12,092,631
Dividends                                                            4,222,894
Foreign taxes withheld                                                  (4,256)
                                                                   -----------
      Total investment income                                       16,311,269
                                                                   -----------
EXPENSES
Investment advisory fee                                              2,980,093
Service fees, Class A                                                  985,136
Distribution and service fees, Class B                                 299,456
Distribution and service fees, Class C                                  17,274
Financial agent fee                                                    305,984
Transfer agent                                                         781,196
Custodian                                                              110,179
Printing                                                                77,577
Registration                                                            50,502
Professional                                                            34,402
Trustees                                                                30,063
Miscellaneous                                                           39,228
                                                                   -----------
      Total expenses                                                 5,711,090
      Custodian fees paid indirectly                                      (774)
                                                                   -----------
      Net expenses                                                   5,710,316
                                                                   -----------
NET INVESTMENT INCOME                                               10,600,953
                                                                   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                    20,039,788
Net realized gain on swap contracts                                    158,105
Net realized loss on foreign currency transactions                     (28,611)
Net change in unrealized appreciation (depreciation) on
   investments                                                      19,255,317
Net change in unrealized appreciation (depreciation) on
   foreign currency and foreign currency transactions                   (1,359)
                                                                   -----------
NET GAIN ON INVESTMENTS                                             39,423,240
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $50,024,193
                                                                   ===========


                        See Notes to Financial Statements
                                                                              17

Phoenix-Oakhurst Income & Growth Fund


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Year Ended          Year Ended
                                                                                                4/30/04             4/30/03
                                                                                             ------------        ------------
FROM OPERATIONS
Net investment income (loss)                                                                 $ 10,600,953        $ 13,273,079
   Net realized gain (loss)                                                                    20,169,282         (22,614,147)
   Net change in unrealized appreciation (depreciation)                                        19,253,958          (7,315,166)
                                                                                             ------------        ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 50,024,193         (16,656,234)
                                                                                             ------------        ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                             (10,858,705)        (12,720,700)
   Net investment income, Class B                                                                (592,870)         (1,059,291)
   Net investment income, Class C                                                                 (33,970)            (30,493)
                                                                                             ------------        ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                  (11,485,545)        (13,810,484)
                                                                                             ------------        ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (1,784,811 and 5,159,287 shares, respectively)                15,150,135          40,362,176
   Net asset value of shares issued from reinvestment of distributions
      (1,021,170 and 1,310,840 shares, respectively)                                            8,710,049          10,184,534
   Cost of shares repurchased (6,782,776 and 9,916,016 shares, respectively)                  (57,949,406)        (77,132,833)
                                                                                             ------------        ------------
Total                                                                                         (34,089,222)        (26,586,123)
                                                                                             ------------        ------------
CLASS B
   Proceeds from sales of shares (197,138 and 352,345 shares, respectively)                     1,681,753           2,755,378
   Net asset value of shares issued from reinvestment of distributions
      (62,362 and 120,434 shares, respectively)                                                   533,838             943,667
   Cost of shares repurchased (1,779,636 and 4,486,335 shares, respectively)                  (15,209,223)        (35,115,931)
                                                                                             ------------        ------------
Total                                                                                         (12,993,632)        (31,416,886)
                                                                                             ------------        ------------
CLASS C
   Proceeds from sales of shares (73,950 and 87,952 shares, respectively)                         638,396             701,611
   Net asset value of shares issued from reinvestment of distributions
      (3,451 and 3,432 shares, respectively)                                                       29,887              26,990
   Cost of shares repurchased (23,202 and 64,036 shares, respectively)                           (201,945)           (500,320)
                                                                                             ------------        ------------
Total                                                                                             466,338             228,281
                                                                                             ------------        ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                  (46,616,516)        (57,774,728)
                                                                                             ------------        ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                       (8,077,868)        (88,241,446)

NET ASSETS
   Beginning of period                                                                        415,709,531         503,950,977
                                                                                             ------------        ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
     OF $756,964 AND $594,975, RESPECTIVELY]                                                 $407,631,663        $415,709,531
                                                                                             ============        ============

                       See Notes to Financial Statements
18

Phoenix-Oakhurst Income & Growth Fund


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                      CLASS A
                                                           -------------------------------------------------------------
                                                                               Year Ended April 30,
                                                           -------------------------------------------------------------
                                                           2004(6)        2003        2002(5)        2001          2000
Net asset value, beginning of period                       $ 7.92        $ 8.41       $ 8.98        $ 9.75        $ 9.68
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                              0.22(3)       0.24(3)      0.29(3)       0.32          0.34(3)
   Net realized and unrealized gain (loss)                   0.76         (0.48)       (0.56)        (0.30)         0.06
                                                           ------        ------       ------        ------        ------
      TOTAL FROM INVESTMENT OPERATIONS                       0.98         (0.24)       (0.27)         0.02          0.40
                                                           ------        ------       ------        ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income                     (0.24)        (0.25)       (0.30)        (0.35)        (0.33)
   Distributions from net realized gains                       --            --           --         (0.44)           --
                                                           ------        ------       ------        ------        ------
      TOTAL DISTRIBUTIONS                                   (0.24)        (0.25)       (0.30)        (0.79)        (0.33)
                                                           ------        ------       ------        ------        ------
Change in net asset value                                    0.74         (0.49)       (0.57)        (0.77)         0.07
                                                           ------        ------       ------        ------        ------
NET ASSET VALUE, END OF PERIOD                             $ 8.66        $ 7.92       $ 8.41        $ 8.98        $ 9.75
                                                           ======        ======       ======        ======        ======
Total return(1)                                             12.40%        (2.70)%      (3.01)%        0.35%         4.24%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                    $381,423      $380,101     $432,632      $453,174      $475,854

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                        1.29%(2)      1.28 %(2)    1.26 %(2)     1.26%(4)      1.18%(2)
   Net investment income                                     2.54%         3.10 %       3.29 %        3.41%         3.59%
Portfolio turnover                                             83%           93 %         64 %          48%           58%

                                                                                      CLASS B
                                                           -------------------------------------------------------------
                                                                               Year Ended April 30,
                                                           -------------------------------------------------------------
                                                           2004(6)        2003        2002(5)        2001          2000
Net asset value, beginning of period                       $ 7.96        $ 8.43       $ 9.00        $ 9.77        $ 9.69
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                              0.16(3)       0.18(3)      0.22(3)       0.24          0.27(3)
   Net realized and unrealized gain (loss)                   0.76         (0.47)       (0.56)        (0.29)         0.06
                                                           ------        ------       ------        ------        ------
      TOTAL FROM INVESTMENT OPERATIONS                       0.92         (0.29)       (0.34)        (0.05)         0.33
                                                           ------        ------       ------        ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income                     (0.17)        (0.18)       (0.23)        (0.28)        (0.25)
   Distributions from net realized gains                       --            --           --         (0.44)           --
                                                           ------        ------       ------        ------        ------
      TOTAL DISTRIBUTIONS                                   (0.17)        (0.18)       (0.23)        (0.72)        (0.25)
                                                           ------        ------       ------        ------        ------
Change in net asset value                                    0.75         (0.47)       (0.57)        (0.77)         0.08
                                                           ------        ------       ------        ------        ------
NET ASSET VALUE, END OF PERIOD                             $ 8.71        $ 7.96       $ 8.43        $ 9.00        $ 9.77
                                                           ======        ======       ======        ======        ======
Total return(1)                                             11.61%        (3.42)%      (3.78)%        0.37%         3.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                     $24,228       $34,234      $70,096      $138,837      $226,992

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                        2.04%(2)      2.03 %(2)    2.01 %(2)     2.01%(4)      1.93%(2)
   Net investment income                                     1.82%         2.37 %       2.55 %        2.65%         2.84%
Portfolio turnover                                             83%           93 %         64 %          48%           58%

(1) Maximum sales charge is not reflected in the total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effects of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Computed using average shares outstanding.
(4) For the year ended April 30, 2001, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 1.25% for Class A and 2.00% for Class B, respectively.
(5) As required, effective May 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended April 30, 2002, was to increase the ratio of net investment income to average net assets from 3.26% to 3.29% and from 2.53% to 2.55% for Class A and Class B, respectively. There was no effect to net investment income
    (loss) per share and net realized and unrealized gain (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(6) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to reduce the net investment income per share by $0.00 and $0.00 and the investment income ratio for the period ending April 30, 2004 by 0.04% and 0.03% net for Class A and Class B respectively. Prior to May 1, 2003, the Fund did not hold any Debt index securities.

                        See Notes to Financial Statements
                                                                              19

Phoenix-Oakhurst Income & Growth Fund


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                      CLASS C
                                                           ---------------------------------------------------------------
                                                                                                                   From
                                                                         Year Ended April 30,                   Inception
                                                           ---------------------------------------------------  8/27/99 to
                                                           2004(8)        2003        2002(7)        2001        4/30/00
Net asset value, beginning of period                       $ 8.02        $ 8.49       $ 9.07        $ 9.85        $ 9.61
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                              0.15(3)       0.19(3)      0.22(3)       0.25          0.18(3)
   Net realized and unrealized gain (loss)                   0.78         (0.48)       (0.57)        (0.31)         0.23
                                                           ------        ------       ------        ------        ------
      TOTAL FROM INVESTMENT OPERATIONS                       0.93         (0.29)       (0.35)        (0.06)         0.41
                                                           ------        ------       ------        ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income                     (0.17)        (0.18)       (0.23)        (0.28)        (0.17)
   Distributions from net realized gains                       --            --           --         (0.44)           --
                                                           ------        ------       ------        ------        ------
      TOTAL DISTRIBUTIONS                                   (0.17)        (0.18)       (0.23)        (0.72)        (0.17)
                                                           ------        ------       ------        ------        ------
Change in net asset value                                    0.76         (0.47)       (0.58)        (0.78)         0.24
                                                           ------        ------       ------        ------        ------
NET ASSET VALUE, END OF PERIOD                             $ 8.78        $ 8.02       $ 8.49        $ 9.07        $ 9.85
                                                           ======        ======       ======        ======        ======
Total return(1)                                             11.64%        (3.39)%      (3.86)%       (0.37)%        4.12%(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                      $1,980        $1,374       $1,223          $699          $356

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                        2.04%(2)      2.04 %(2)    2.02 %(2)     2.01 %(6)     1.93%(2)(4)
   Net investment income                                     1.77%         2.35 %       2.50 %        2.67 %        2.81%(4)
Portfolio turnover                                             83%           93 %         64 %          48 %          58%(5)

(1) Maximum sales charge is not reflected in the total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effects of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Computed using average shares outstanding.
(4) Annualized.
(5) Not annualized.
(6) For the year ended April 30, 2001, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 2.00%.
(7) As required, effective May 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended April 30, 2002, was to increase the ratio of net investment income to average net assets from 2.47% to 2.50% for Class C. There was no effect to net investment income (loss) per share and net realized and unrealized gain
    (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(8) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to reduce the net investment income per share by $0.01 and the net investment income ratio for the period ending April 30, 2004 by 0.04% for Class C. Prior to May 1, 2003, the Fund did not hold any Debt index securities.

                        See Notes to Financial Statements
20

PHOENIX-OAKHURST INCOME & GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2004


1. ORGANIZATION

   Phoenix-Oakhurst Income & Growth Fund (the "Fund") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   The Fund is diversified and has a primary investment objective of investing in a diversified group of securities that are selected for current yield consistent with preservation of capital. The Fund has a secondary investment objective to achieve capital appreciation when it is consistent with the Fund's primary objective. The secondary objective is a non-fundamental policy that may be changed without shareholder vote.

   The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Under certain circumstances, shares of any Phooenix-affiliated Fund may be exchanged for shares of the same class of any other Phoenix-affiliated Fund on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.

   Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses and realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.


2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.


A. SECURITY VALUATION:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market. As required, some securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees. Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.


B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.


C. INCOME TAXES:

   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

   The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.


D. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss

PHOENIX-OAKHURST INCOME & GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2004 (CONTINUED)

carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.


E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.


F. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

   The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date. There were no when-issued securities held at April 30, 2004.


G. DEBT INDEX SECURITIES

   The Fund invests in securities that represent an interest in a diversified portfolio (the "basket") of debt instruments (the underlying securities). Under the term of the baskets, the Fund has direct ownership in each underlying security equal to its pro rata interest in the basket. In the event of default of any underlying security, the notional amount on which interest is earned is reduced by the par amount of the defaulted security, and the pro rata interest of such security is distributed to the Fund.

    Debt index securities are comprised of a basket of credit default swaps referencing a diversified pool of high yield or emerging markets debt instruments. Certain baskets may be purchased on a funded or unfunded basis such that the Fund receives interest payments based upon the notional or par amount of the basket. In connection with these investments collateral may be set aside by the Fund's custodian. In the event of default of any of the underlying notional securities within the unfunded basket, the Fund will be required to pay the counterparty an amount equal to its pro rata share of the notional amount of the defaulted security and similarly the Fund will then receive its pro rata interest of the defaulted security or equivalent cash amount. In a funded transaction, in the event of default of any par securities in the funded basket, the Fund would be required to receive its pro rata interest of the defaulted security or equivalent cash amount.

   As a result of a recent FASB Emerging Issues Task Force consensus [and subsequent related SEC staff guidance], the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statement of Operations. This reclassification decreased net investment income and increased net realized gains by $158,105 for the period ended April 30, 2004, but had no effect on the Fund's net asset value, either in total or per share, or on its total increase (decrease) in net assets from operations during any period. Prior to May 1, 2003, the Fund did not hold any Debt index securities.

H. FOREIGN SECURITY COUNTRY DETERMINATION:

   A combination of the following criteria is used to assign the countries at risk listed in the Schedule of Investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

3. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

   As compensation for its services to the Fund, the adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), is entitled to a fee at an annual rate of 0.70% of the average daily net assets of the Fund for the first $1 billion, 0.65% for the second $1 billion and 0.60% for average daily net assets over $2 billion.

   As Distributor of the Fund's shares, Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of PNX, has advised the Fund that it retained net selling commissions of $14,143 for Class A shares, deferred sales charges of $23,468 for Class B shares and $73 for Class C shares for the period ended April 30, 2004. In addition to these amounts, $6,869 was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX, for Class A net selling commissions.

   In addition, the Fund pays PEPCO distribution and/or service fees at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each respective class. PEPCO has advised the Fund of the following information for the period ended April 30, 2004, $311,033 was retained by the Distributor, $947,398 was paid to unaffiliated participants and $43,435 was paid to W.S. Griffith Securities, Inc.

PHOENIX-OAKHURST INCOME & GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2004 (CONTINUED)

   As Financial Agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide tax services and oversight of subagent's performance. For the period ended April 30, 2004, the Trust paid PEPCO $305,984. The fee schedule of PFPC Inc. ranges from 0.065% to 0.03% of the average daily net asset values of all the Phoenix-affiliated Funds serviced by PFPC Inc. Certain minimum fees may apply.

   PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company serving as subtransfer agent. For the period ended April 30, 2004, transfer agent fees were $781,196 as reported in the Statement of Operations, of which PEPCO retained $318,843.

   At April 30, 2004, PNX and affiliates, the retirement plans of PNX and its affiliates, and Phoenix-affiliated Funds held 12,252 Class C shares of the Fund with a value of $107,568.


4. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) for the period ended April 30, 2004, aggregated $319,159,341 and $354,994,073, respectively. Purchases and sales of long-term U.S. Government and agency securities aggregated $22,736,594 and $30,304,148, respectively.


5. CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts. The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors. High yield-high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.


6. FEDERAL INCOME TAX INFORMATION

   The Fund has capital loss carryovers, which may be used to offset future capital gains, as follows:

                                                 Expiration Year
                                         -------------------------------
                                            2011                Total
                                         -----------         -----------
                                         $15,121,842         $15,121,842

   The Fund may not realize the benefit of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryover.

   For the period ended April 30, 2004, the Fund utilized losses of $11,871,568 deferred in the prior year against current year capital gains.

   Under the current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended April 30, 2003, the Fund recognized prior year post-October capital losses of $9,241,432.

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the schedule of investments) consist of undistributed ordinary income of $756,964 and undistributed long-term capital gains of $0.

   The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains distributions reported in the Statement of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.


7. RECLASSIFICATION OF CAPITAL ACCOUNTS

   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, on deductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of April 30, 2004, the Fund increased undistributed net investment income by $1,046,581, decreased accumulated net realized loss by $769,784 and decreased paid in capital by $276,797.


8. SUBSEQUENT EVENT

   On May 31, 2004, W.S. Griffith Securities, Inc. was sold to Linsco/Private Ledger, an independent broker/dealer and is no longer a subsidiary of PNX.

PHOENIX-OAKHURST INCOME & GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2004 (CONTINUED)


9. PROXY VOTING PROCEDURES (UNAUDITED)

   The advisers and subadvisers to each of the Phoenix-affiliated
Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Fund. You may obtain a description of these procedures, free of charge, by calling toll-free 800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------

                       TAX INFORMATION NOTICE (UNAUDITED)

        For the fiscal year ended April 30,2004, for federal income tax purposes, 35.3% of the ordinary income dividends earned by the Fund qualify for the dividends received deduction for corporate shareholders.

        For the fiscal year ended April 30,2004, the Fund hereby designates 35.3%, or the maximum amount allowable, of its ordinary income dividends to qualify for the lower tax rates applicable to individual shareholders. The actual percentage for the calendar year will be designated in the year-end tax statements.

--------------------------------------------------------------------------------

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


[LOGO OMITTED] PRICEWATERHOUSECOOPERS PCW


To the Board of Trustees and Shareholders of Phoenix-Oakhurst Income & Growth Fund


   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Phoenix-Oakhurst Income & Growth Fund (the "Fund") at April 30, 2004, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



/s/PricewaterhouseCoopers LLP



Boston, Massachusetts
June 18, 2004

FUND MANAGEMENT



     Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

     The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust.

                              INDEPENDENT TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
                                                   NUMBER OF
                                                 PORTFOLIOS IN
                                                  FUND COMPLEX
    NAME, ADDRESS AND              LENGTH OF      OVERSEEN BY             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
      DATE OF BIRTH               TIME SERVED       TRUSTEE                     OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
E. Virgil Conway                 Served since         35         Chairman, Rittenhouse Advisors, LLC (consulting firm) since 2001.
Rittenhouse Advisors, LLC        1988.                           Trustee/Director, Realty Foundation of New York (1972-present),
101 Park Avenue                                                  Josiah Macy, Jr., Foundation (1975-present),Pace University
New York, NY 10178                                               (1978-present), New York Housing Partnership Development Corp.
DOB: 8/2/29                                                      (Chairman) (1981-present), Greater New York Councils, Boy Scouts of
                                                                 America (1985-present), The Academy of Political Science (Vice
                                                                 Chairman) (1985-present), Urstadt Biddle Property Corp.
                                                                 (1989-present). Chairman, Metropolitan Transportation Authority
                                                                 (1992-2001). Director, Trism, Inc. (1994-2001), Consolidated Edison
                                                                 Company of New York, Inc. (1970-2002), Atlantic Mutual Insurance
                                                                 Company (1974-2002), Centennial Insurance Company (1974-2002), ,
                                                                 Union Pacific Corp. (1978-2002), BlackRock Freddie Mac Mortgage
                                                                 Securities Fund (Advisory Director) (1990-2000), Accuhealth
                                                                 (1994-2002) , The Harlem Youth Development Foundation (1998-2002).
------------------------------------------------------------------------------------------------------------------------------------
Harry Dalzell-Payne              Served since         35         Currently retired.
The Flat, Elmore Court           1988.
Elmore, GL05, GL2 3NT
U.K.
DOB: 8/9/29
------------------------------------------------------------------------------------------------------------------------------------
S. Leland Dill                   Served since         24         Currently retired. Trustee, Scudder Investments (33 portfolios)
7721 Blue Heron Way              2004.                           (1986-present). Director, Coutts & Co. Trust Holdings Limited
West Palm Beach, FL 33412                                        (1991-1999), Coutts & Co. Group (1944-1999) and Coutts & Co.
DOB: 3/28/30                                                     International (USA) (private banking) (1992-2000).
------------------------------------------------------------------------------------------------------------------------------------
Francis E. Jeffries              Served since         28         Director, The Empire District Electric Company (1984-present).
8477 Bay Colony Dr. #902         1995.                           Director (1989-1997), Chairman of the Board (1993-1997), Phoenix
Naples, FL 34108                                                 Investment Partners, Ltd.
DOB: 9/23/30
------------------------------------------------------------------------------------------------------------------------------------
Leroy Keith, Jr.                 Served since         25         Partner, Stonington Partners, Inc. (private equity fund) since
Stonington Partners, Inc.        1993.                           2001. Chairman (1995 to 2000) and Chief Executive Officer
736 Market Street, Ste. 1430                                     (1995-1998), Carson Products Company (cosmetics).
Chattanooga, TN 37402                                            Director/Trustee, Evergreen Funds (six portfolios).
DOB: 2/14/39
------------------------------------------------------------------------------------------------------------------------------------

                              INDEPENDENT TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
                                                   NUMBER OF
                                                 PORTFOLIOS IN
                                                  FUND COMPLEX
    NAME, ADDRESS AND              LENGTH OF      OVERSEEN BY             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
      DATE OF BIRTH               TIME SERVED       TRUSTEE                     OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Geraldine M. McNamara            Served since         35         Managing Director, U.S. Trust Company of New York (private bank)
U.S. Trust Company of New York   2001.                           (1982-present).
11 West 54th Street
New York, NY 10019
DOB: 4/17/51
------------------------------------------------------------------------------------------------------------------------------------
Everett L. Morri                 Served since         35         Currently retired, Vice President, W.H. Reaves and Company
164 Laird Road                   1995.                           (investment management) (1993-2003).
Colts Neck, NJ 07722
DOB: 5/26/28
------------------------------------------------------------------------------------------------------------------------------------
Donald B. Romans                 Served since         24         President, Romans & Company (private investors and financial
39 S. Sheridan Road              2004.                           consultants) (1987-present). Trustee, Burnham Investors Trust
Lake Forest, IL 60045                                            (5 portfolios) (1967-present).
DOB: 4/22/31
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Segerson              Served since         25         Managing Director, Northway Management Company (1998-present).
Northway Management Company      1988.                           Managing Director, Mullin Associates (1993-1998).
164 Mason Street
Greenwich, CT 06830
DOB: 2/16/46
------------------------------------------------------------------------------------------------------------------------------------
Lowell P. Weicker, Jr.           Served since         25         Director, UST, Inc. (1995-present), HPSC Inc. (1995-present),
200 Duke Street                  1995.                           Compuware (1996-present) and WWF, Inc. (2000-present). President,
Alexandria, VA 22314                                             The Trust for America's Health (non-profit) (2001-present).
DOB: 5/16/31                                                     Director, Duty Free International, Inc. (1997-1998).
------------------------------------------------------------------------------------------------------------------------------------

                               INTERESTED TRUSTEES

     Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

------------------------------------------------------------------------------------------------------------------------------------
                                                   NUMBER OF
                                                 PORTFOLIOS IN
                                                  FUND COMPLEX
    NAME, ADDRESS AND              LENGTH OF      OVERSEEN BY             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
      DATE OF BIRTH               TIME SERVED       TRUSTEE                     OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
  *Marilyn E. LaMarche           Served since         29         Limited Managing Director, Lazard Freres & Co. LLC (1983-present).
   Lazard Freres & Co. LLC       2002.                           Director, The Phoenix Companies, Inc. (2001-present) and Phoenix
   30 Rockefeller Plaza,                                         Life Insurance Company (1989-present).
   59th Floor
   New York, NY 10020
   DOB: 5/11/34
------------------------------------------------------------------------------------------------------------------------------------
 **Philip R. McLoughlin          Served since         71         Consultant, Phoenix Investment Partners Ltd. (2002-present).
   DOB: 10/23/46                 1993.                           Director, PXRE Corporation (Delaware) (1985-present), World Trust
                                                                 Fund (1991-present). Chairman (1997-2002), Director (1995-2002),
   Chairman                                                      Vice Chairman (1995-1997) and Chief Executive Officer (1995-2002),
                                                                 Phoenix Investment Partners, Ltd. Director and Executive Vice
                                                                 President, The Phoenix Companies, Inc. (2000-2002). Director
                                                                 (1994-2002) and Executive Vice President, Investments (1987-2002),
                                                                 Phoenix Life Insurance Company. Director (1983-2002) and Chairman
                                                                 (1995-2002), Phoenix Investment Counsel, Inc. Director (1982-2002)
                                                                 and President (1990-2000), Phoenix Equity Planning Corporation.
                                                                 Chairman and President, Phoenix/Zweig Advisers LLC (2001-2002).
                                                                 Director (2001-2002) and President (April 2002- September 2002),
                                                                 Phoenix Investment Management Company. Director and Executive Vice
                                                                 President, Phoenix Life and Annuity Company (1996-2002). Director
                                                                 (1995-2000) and Executive Vice President (1994-2002), PHL Variable
                                                                 Insurance Company. Director, Phoenix National Trust Holding Company
                                                                 (2001-2002). Director (1985-2002) and Vice President (1986-2002),
                                                                 PM Holdings, Inc. Director, W.S. Griffith Associates, Inc.
                                                                 (1995-2002). Director (1992-2002) and President (1993-1994), W.S.
                                                                 Griffith Securities, Inc.
------------------------------------------------------------------------------------------------------------------------------------
***James M. Oates                Served since         30         Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets,
   Hudson Castle Group, Inc.     1993.                           Inc.)(financial services)(1997-present). Managing Director Wydown
   c/o Northeast Investment                                      Group (consulting firm) (1994-present) Director, Investors
   Management, Inc.                                              Financial Service Corporation (1995-present), Investors Bank &
   50 Congress Street                                            Trust Corporation (1995-present), Plymouth Rubber Co.
   Suite 1000                                                    (1995-present), Stifel Financial (1996-present),Connecticut River
   Boston, MA 02109                                              Bank (1998-present),New Hampshire Charitable Foundation
   DOB: 5/31/46                                                  (2001-present), Trust Co. of New Hampshire (2002-present). Director and Treasurer, Endowment for Health, Inc. (2000-present). Chairman,
                                                                 Emerson Investment Management, Inc. (2000-present) Vice
                                                                 Chairman,Massachusetts Housing Partnership (1998-1999).
                                                                 Director,Blue Cross and Blue Shield of New Hampshire (1994-1999),
                                                                 AIB Govett Funds (1991-2000), Command Systems, Inc. (1998-2000),
                                                                 Phoenix Investment Partners, Ltd. (1995-2001), 1Mind, Inc.
                                                                 (1999-2001), 1Mind.com (2000-2002).
------------------------------------------------------------------------------------------------------------------------------------

  * Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.
 ** Mr. McLoughlin is an interested person, as defined in the Investment Company
    Act of 1940, by reason of his relationship with Phoenix Investment Partners, Ltd. and its affiliates.
*** Mr. Oates is being treated as an Interested Trustee due to certain relationships existing among Mr. Oates, Hudson Capital Group, Inc. and The Phoenix Companies, Inc. and certain of it's affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
                               POSITION(S) HELD WITH
    NAME, ADDRESS AND           TRUST AND LENGTH OF                            PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH                TIME SERVED                                  DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
William R. Moyer               Executive Vice President        Executive Vice President (1999-present) Senior Vice President
DOB: 8/16/44                   since 1993.                     (1995-1999), Chief Financial Officer (1995-present), Phoenix
                                                               Investment Partners, Ltd. Director (1998-present), Executive Vice
                                                               President, Chief Financial Officer and Treasurer (2000-present),
                                                               Senior Vice President and Chief Financial Officer (1996-2000),
                                                               Phoenix Equity Planning Corporation. Director (1998-present), Senior
                                                               Vice President, Chief Financial Officer and Treasurer
                                                               (1996-present), Phoenix Investment Counsel, Inc. Director
                                                               (2000-present), Executive Vice President (2000-present),Treasurer
                                                               (1996-present), Senior Vice President (2000-2002), Duff & Phelps
                                                               Investment Management Co. Executive Vice President, Phoenix Fund
                                                               Complex (1990-present).
------------------------------------------------------------------------------------------------------------------------------------
John F. Sharry                 Executive Vice President        Executive Vice President since 2002. Executive Vice President,
DOB: 3/28/52                   since 1998.                     Phoenix Investment Partners, Ltd.(1998-present),President, Phoenix
                                                               Equity Planning Corporation (2000-present). Executive Vice
                                                               President, Phoenix Fund Complex (1998-present).
------------------------------------------------------------------------------------------------------------------------------------
Nancy G. Curtiss               Treasurer since 1994.           Vice President, Fund Accounting (1994-2000), Treasurer (1996-2000),
DOB: 11/24/52                                                  Assistant Treasurer (2001-2003), Vice President, Operations
                                                               (2003-present), Phoenix Equity Planning Corporation. Treasurer,
                                                               Phoenix Fund Complex (1994-present).
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Wirth               Chief Legal Officer             Vice President and Insurance and Investment Products Counsel
One American Row               since 2003; Secretary           (2002-present), Counsel (1993-2002), Phoenix Life Insurance Company.
Hartford, CT 06102             since 2002.                     Director (2003-present), President (2003-present), Assistant
DOB: 11/14/58                                                  Secretary (2002-present), Phoenix Variable Advisors, Inc. Secretary
                                                               (2002-present), Chief Legal Officer (2003-present), Phoenix Fund
                                                               Complex.
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX-OAKHURST INCOME & GROWTH FUND

101 Munson Street
Greenfield, Massachusetts 01301


TRUSTEES                                              INVESTMENT ADVISER
E. Virgil Conway                                      Phoenix Investment Counsel, Inc.
Harry Dalzell-Payne                                   56 Prospect Street
S. Leland Dill                                        Hartford, Connecticut 06115-0480
Francis E. Jeffries
Leroy Keith, Jr.                                      PRINCIPAL UNDERWRITER
Marilyn E. LaMarche                                   Phoenix Equity Planning Corporation
Philip R. McLoughlin                                  56 Prospect Street
Geraldine M. McNamara                                 Hartford, Connecticut 06115-0480
Everett L. Morris
James M. Oates                                        TRANSFER AGENT
Donald B. Romans                                      Phoenix Equity Planning Corporation
Richard E. Segerson                                   56 Prospect Street
Lowell P. Weicker, Jr.                                Hartford, Connecticut 06115-0480

OFFICERS                                              CUSTODIAN
Philip R. McLoughlin, Chairman and President          State Street Bank and Trust Company
William R. Moyer, Executive Vice President            P.O. Box 5501
John F. Sharry, Executive Vice President              Boston, Massachusetts 02206-5501
Nancy G. Curtiss, Treasurer
Richard J. Wirth, Chief Legal Officer and Secretary   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                                      PricewaterhouseCoopers LLP
---------------------------------------               125 High Street
IMPORTANT NOTICE TO SHAREHOLDERS                      Boston, Massachusetts 02110
The Securities and Exchange Commission
has modified mailing regulations for                  HOW TO CONTACT US
semiannual and annual shareholder fund                Mutual Fund Services                 1-800-243-1574
reports to allow mutual fund companies                Advisor Consulting Group             1-800-243-4361
to send a single copy of these reports                Text Telephone                       1-800-243-1926
to shareholders who share the same                    Web site                     PHOENIXINVESTMENTS.COM
mailing address. If you would like
additional copies, please call Mutual
Fund Services at 1-800-243-1574.
---------------------------------------

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------

                                                       -----------------
                                                           PRESORTED
                                                           STANDARD
                                                         U.S. POSTAGE
                                                             PAID
                                                        Louisville, KY
                                                        Permit No. 1051
                                                       -----------------
--------------------------------------------------------------------------------



PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480


[LOGO OMITTED] PHOENIX
               INVESTMENT PARTNERS, LTD.

               A MEMBER OF THE PHOENIX COMPANIES, INC.







               For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or PHOENIXINVESTMENTS.COM.














               NOT INSURED BY FDIC/NCUA OR ANY FEDERAL GOVERNMENT AGENCY. NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

               PXP 743 (6/04)


ITEM 2. CODE OF ETHICS.

    (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.


    (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.


    (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that E. Virgil Conway is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES
----------

    (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $29,020 for 2003 and $29,020 for 2002.

AUDIT-RELATED FEES
------------------

    (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2003 and $0 for 2002

TAX FEES
--------

    (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,700 for 2003 and $5,200 for 2002.

        "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust's financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income and excise tax returns.

ALL OTHER FEES
--------------

    (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2003 and $0 for 2002.

    (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

            The Phoenix-Oakhurst Income & Growth Fund (the "Fund") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund's Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis ("general pre-approval").

            The Audit Committee has determined that Mr. E. Virgil Conway, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In the event that Mr. Conway determines that the full board should review the request, he has the opportunity to convene a meeting of the Funds Board. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

    (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                      (b) N/A

                      (c) 100%

                      (d) N/A

    (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

    (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $78,806 for 2003 and $248,000 for 2002.

    (h) The registrant's audit committee of the board of directors HAS considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS

Not yet applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 10. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


    (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 11. EXHIBITS.

    (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

    (a)(2)  Certifications  pursuant  to Rule  30a-2(a)  under  the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

    (a)(3)  Not applicable.

    (b)     Certifications  pursuant  to  Rule 30a-2(a)  under the  1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Phoenix-Oakhurst Income & Growth Fund
           ---------------------------------------------------------------

By (Signature and Title)*   /s/ Philip R. McLoughlin
                         -------------------------------------------------
                            Philip R. McLoughlin, Chairman
                            (principal executive officer)

Date         July 6, 2004
    ----------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*   /s/ Philip R. McLoughlin
                         -------------------------------------------------
                            Philip R. McLoughlin, Chairman
                            (principal executive officer)

Date         July 6, 2004
    ----------------------------------------------------------------------


By (Signature and Title)*   /s/ Nancy G. Curtiss
                         -------------------------------------------------
                            Nancy G. Curtiss, Treasurer
                            (principal financial officer)

Date         July 6, 2004
    ----------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.